Income Taxes	12 Months Ended
May 03, 2014
Income Taxes
9.	Income Taxes

Income (loss) before income taxes for fiscal 2014, fiscal 2013 and fiscal 2012 are as follows:

	Fiscal 2014	Fiscal 2013	Fiscal 2012
Domestic operations	$3,952	(257,173)	(89,026)
Foreign operations	733	1,824	(881)

Total income (loss) before taxes	$4,685	(255,349)	(89,907)

Income tax provisions (benefits) for fiscal 2014, fiscal 2013 and fiscal 2012 are as follows:

	Fiscal 2014	Fiscal 2013	Fiscal 2012
Current:
Federal	$5,753	18,270	8,574
State	2,819	2,594	3,929
Foreign	156	486	—

Total current	8,728	21,350	12,503

Deferred:
Federal	30,792	(93,684)	(28,504)
State	12,433	(25,209)	(9,066)

Total deferred	43,225	(118,893)	(37,570)

Total	$51,953	(97,543)	(25,067)

Reconciliation between the effective income tax rate and the federal statutory income tax rate is as follows:

	Fiscal 2014	Fiscal 2013	Fiscal 2012
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	156.8	3.9	4.4
Changes to unrecognized tax benefits	42.5	(5.7)	(0.3)
Excess executive compensation	14.0	(1.8)	(9.8)
Meals and entertainment disallowance	16.0	(0.2)	(0.6)
Research Tax Credits	(63.4)	7.4	—
Joint venture net loss allocation	657.8	—	—
Change in valuation allowance	248.5	—	—
Other, net	1.7	(0.4)	(0.8)

Effective income tax rate	1,108.9%	38.2%	27.9%

The Company accounts for income taxes using the asset and liability method. Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At May 3, 2014 and April 27, 2013, the significant components of the Company’s deferred taxes consisted of the following:

	May 3, 2014	April 27, 2013
Deferred tax assets:
Estimated accrued liabilities	$124,875	$129,408
Inventory	42,671	82,785
Insurance liability	8,804	9,642
Loss and credit carryovers	47,308	59,493
Lease transactions	24,499	33,427
Pension	4,885	12,330
Stock-based compensation	6,364	8,740
Investments in equity securities	1,564	1,590
Other	1,263	1,817

Gross deferred tax assets	262,233	339,232

Valuation allowance	(19,176)	(7,533)

Net deferred tax assets	243,057	331,699

Deferred tax liabilities:
Prepaid expenses	(6,900)	(7,015)

Goodwill and intangible asset amortization	(209,541)	(216,182)
Investment in Barnes & Noble.com	(78,554)	(79,034)
Depreciation	(15,257)	(50,790)

Gross deferred tax liabilities	(310,252)	(353,021)

Net deferred tax liabilities	$(67,195)	$(21,322)

In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company’s ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis. The Company has recorded a valuation allowance of $19,176 and $7,533 at May 3, 2014 and April 27, 2013, respectively. The $11,643 increase in the valuation allowance during fiscal 2014 is due to uncertainty in the Company’s ability to realize deferred tax assets, primarily driven by the cumulative loss position.

At May 3, 2014, and based on its tax year ended January 2014, the Company had federal net operating loss carryforwards (NOLs) of approximately $59,874 and state net operating loss carryforwards of $421,926 that are available to offset taxable income in its respective taxing jurisdiction beginning in the current period and that expire beginning in 2019 through 2023. The utilization of federal net operating loss carryforward is limited to approximately $6,653 on an annual basis. NOLs not used during a particular period may be carried forward to future years, though not beyond the expiration years. Additionally, the Company had approximately $410,087 of state NOLs that have no annual limitation and expire beginning in 2030. The Company had net federal and state tax credits totaling $10,235, which has an indefinite life.

As of May 3, 2014, the Company had $19,155 of unrecognized tax benefits, all of which, if recognized, would affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2014, fiscal 2013 and fiscal 2012 is as follows:

Balance at April 30, 2011	$13,479
Additions for tax positions of prior periods	—
Reductions due to settlements	(228)
Other reductions for tax positions of prior periods	(116)

Balance at April 28, 2012	$13,135
Additions for tax positions of the current period	3,189
Additions for tax positions of prior periods	9,187
Reductions due to settlements	(370)
Other reductions for tax positions of prior periods	(3,815)

Balance at April 27, 2013	$21,326
Additions for tax positions of the current period	2,693
Additions for tax positions of prior periods	2,206
Reductions due to settlements	—
Other reductions for tax positions of prior periods	(7,070)

Balance at May 3, 2014	$19,155

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. As of May 3, 2014 and April 27, 2013, the Company had accrued $10,606 and $10,134, respectively, for net interest and penalties. The change in the amount accrued for net interest and penalties includes $472 in additions for net interest and penalties recognized in income tax expense in the Company’s fiscal 2014 statement of operations. Further, we believe that it is reasonably possible that the total amount of unrecognized tax benefits at January 25, 2014 could decrease by approximately $8,533 within the next twelve months, as a result, of settlement of certain tax audits or lapses of statutes of limitation. Such decreases may involve the payment of additional taxes, the adjustment of deferred taxes including the need for additional valuation allowances, and the recognition of tax benefits.

As of May 3, 2014, the Company has not provided for deferred taxes on the excess of financial reporting over the tax basis of investments in certain foreign subsidiaries because the Company plans to reinvest such earnings indefinitely outside the United States. If these earnings were repatriated in the future, additional income and withholding tax expense would be incurred. Due to complexities in the laws of the foreign jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income taxes that would have to be provided on such earnings.

The Company is subject to U.S. federal income tax as well as income tax in jurisdictions of each state having an income tax. The tax years that remain subject to examination are primarily from fiscal 2007 and forward. Some earlier years remain open for a small minority of states.